                                                      [AFC Funding Corporation]

               FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         This FOURTH AMENDMENT (this "Amendment"), dated as of September 22, 1999, is among AFC Funding Corporation, an Indiana corporation (the "Seller"), Automotive Finance Corporation, an Indiana corporation (the "Servicer"), POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware Corporation (the "Purchaser"), and NESBITT BURNS SECURITIES, INC., a Delaware Corporation, as Agent for Purchaser (in such capacity, the "Agent").

                                    RECITALS

         1. The Seller, the Servicer, the Purchaser and the Agent are parties to the Receivables Purchase Agreement, dated as of December 31, 1996 (as amended by the First Amendment dated as of February 28, 1997; the Second Amendment dated as of August 15, 1997; and the Third Amendment dated as of October 30, 1998, the "Agreement").

         2. The Seller, the Servicer, the Purchaser, and the Agent desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendments to the Agreement. The Agreement is hereby amended as follows:

         1.1 The definition of "Purchase Limit" in Exhibit I to the Agreement is hereby amended by substituting "$300,000,000" for "$225,000,000" where the latter appears in that definition.

         1.2 The definition of "Termination Date" in Exhibit I to the Agreement is hereby amended by substituting "December 30, 2002" for "December 31, 2001" where the latter appears in that definition.

         1.3 The definition of "Loss Percentage" in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

             "Loss Percentage" means, on any date, the greatest of (i) 4 times the highest Delinquency Ratio during the 12 calendar months ended immediately preceding such date, (ii) the Loss Reserve Ratio, and (iii) 12%.

         1.4 The definition of "Net Spread" in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

             "Net Spread' means the annualized percentage equivalent of a fraction (computed as of the last day of each calendar month), the numerator of which is the excess of (x) all Finance Charge and Floor Plan Fee Collections received and applied during such calendar month (including recoveries) over (y) the sum of, without duplication, (i) the Carry Costs for such calendar month, (ii) the aggregate amount of Receivables that became Defaulted Receivables during such calendar month, (iii) the Outstanding Balance of Pool Receivables that have been or, consistent with the Credit and Collection Policy, should have been written off the Seller's books as uncollectible during such calendar month (but excluding any Receivables that were included in the calculation of Net Spread pursuant to clause (ii) above in any previous calendar month), and (iv) the aggregate amount of non-cash adjustments that reduced the Outstanding Balance of any Pool Receivable during such calendar month (but excluding any Receivable that was included in the calculation of Net Spread pursuant to clause (ii) above in any previous calendar month); and the denominator of which is the average aggregate Outstanding Balances of the Pool Receivables during such calendar month."

         1.5 Clause (viii) of paragraph (l) of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:

                "(viii) such other  information respecting   the   Receivables
         (including a Portfolio Certificate on a more frequent basis than provided in clause (iii) above), the Related Security (including inventory reports by branch, obligor, vehicle identification number, and other descriptions sufficient to identify the Related Security) or the condition of operations, financial or otherwise, of the Seller or AFC as the Agent may from time to time reasonably request;"

         SECTION 2.  Conditions to Effectiveness.

         2.1 This Amendment shall become effective on the date hereof upon receipt by the Agent of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Agent), in form and substance satisfactory to the Agent:

             (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

             (b) a written statement from Moody's Investors Service, Inc. and Standard & Poor's that this Amendment will not result in a downgrade or withdrawal of the rating of the Notes; and

             (c)  such  other   documents  and  instruments  as  the  Agent  may
         reasonably request.

         SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.


                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.



                                      AFC FUNDING CORPORATION


                                      By:           Curtis L. Phillips
                                         ---------------------------------------
                                         Name:      Curtis L. Phillips
                                               ---------------------------------
                                         Title:  Executive Vice President, Chief
                                                 Financial Officer and Treasurer
                                               ---------------------------------



                                      AUTOMOTIVE FINANCE CORPORATION


                                      By:           Curtis L. Phillips
                                         ---------------------------------------
                                         Name:      Curtis L. Phillips
                                               ---------------------------------
                                         Title:  Executive Vice President, Chief
                                                 Financial Officer and Treasurer
                                               ---------------------------------


                                      POOLED ACCOUNTS RECEIVABLE CAPITAL
                                      CORPORATION


                                      By:           Dwight Jenkins
                                         ---------------------------------------
                                         Name:      Dwight Jenkins
                                               ---------------------------------
                                         Title:     Vice President
                                               ---------------------------------


                                      NESBITT BURNS SECURITIES INC.


                                      By:           David J. Kucera
                                         ---------------------------------------
                                         Name:      David J. Kucera
                                               ---------------------------------
                                         Title:     Managing Director
                                               ---------------------------------


                                      By:           Jeffrey J. Phillips
                                         ---------------------------------------
                                         Name:      Jeffrey J. Phillips
                                               ---------------------------------
                                         Title:     Managing Director
                                               ---------------------------------


                                       S-1

ACKNOWLEDGED AND ACCEPTED

CAPITAL MARKETS ASSURANCE CORPORATION

By:           Robert M. Lupoli
   ---------------------------------------
   Name:      Robert M. Lupoli
         ---------------------------------
   Title:     Director
         ---------------------------------

ACKNOWLEDGED AND ACCEPTED


BANK OF MONTREAL                               FIFTH THIRD BANK, INDIANA


By:           Leon H. Sinclair                 By:         David P. Greene
   ---------------------------------------        ------------------------------
   Name:      Leon H. Sinclair                    Name:    David P. Greene
         ---------------------------------              ------------------------
   Title:     Director                            Title:   Vice President
         ---------------------------------              ------------------------


HARRIS TRUST AND SAVINGS BANK


By:           Thad D. (illegible)
   ---------------------------------------
   Name:      Thad D. (illegible)
         ---------------------------------
   Title:     V.P.
         ---------------------------------


SUN TRUST BANK, CENTRAL FLORIDA,
N.A.


By:           C. A. Black
   ---------------------------------------
   Name:      Christopher A. Black
         ---------------------------------
   Title:     Director
         ---------------------------------


LLOYDS TSB BANK, PLC


By:           Gavin Rees
   ---------------------------------------
   Name:      Gavin Rees
         ---------------------------------
   Title:     Assistant Vice President
              Structured Finance
              R185
         ---------------------------------


By:           Amy Vespasiano
   ---------------------------------------
   Name:      Amy Vespasiano
         ---------------------------------
   Title:     Vice President
              Structured Finance
              V024
         ---------------------------------


                                       S-3